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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 17, 2005


                                 USN CORPORATION
             (Exact name of registrant as specified in its charter)


         COLORADO                       33-42701                 84-1186026
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)          Identification No.)


         5215 NORTH O'CONNOR, SUITE 200
                 IRVING, TEXAS                                         76039
    (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (972) 686-9102

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On June 21, 2005 USN Corporation (the "Company") issued a press release announcing that on June 17, 2005, the Company entered into a Stock Purchase Agreement with Global Sun Enterprises Ltd. ("Global Sun"). A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The Stock Purchase Agreement provides for the Company to acquire Altron Limited ("Altron") by purchasing all issued and outstanding shares of Altron held by Global Sun for 11,465,980 shares of Company common stock, representing 49.8% of the issued and outstanding shares of Company common stock. A copy of the Stock Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

         On June 17, 2005, the Company entered into an Assignment and Purchase Agreement with Brian Kelly and Michael Reinstein. Under the Assignment and Purchase Agreement, the Company purchased Mr. Kelly's and Mr. Reinstein's membership interests in Spotlight, LLC for nominal consideration. The Assignment and Purchase Agreement contains customary representations, warranties, covenants and closing conditions found in similar transactions. A copy of the Asset Purchase Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

         On June 17, 2005, the Company also entered into an Asset Purchase Agreement with LGS Holdings, Inc. ("LGS"). Under the Asset Purchase Agreement, LGS purchased certain retail jewelry outlets from the Company along with Spotlight, LLC and 1,368,422 shares of Company common stock. The Asset Purchase Agreement contains customary representations, warranties, covenants and closing conditions found in similar transactions. A copy of the Asset Purchase Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

         In connection with the foregoing transactions, the Company entered into a Registration Rights Agreement with Global Sun and LGS Holdings, Inc. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

         The representations and warranties contained in the Stock Purchase Agreement, the Asset Purchase Agreement, the Assignment and Purchase Agreement and the Registration Rights Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreement, and are subject to limitations agreed by the contracting parties, including being qualified by disclosures between the parties. These representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, they should not be relied upon by investors as statements of factual information.

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         The disclosure set forth under the caption "Item 1.01 - Entry into a Material Definitive Agreement" is incorporated by reference in its entirety.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         The disclosure set forth under the caption "Item 1.01 - Entry into a Material Definitive Agreement" is incorporated by reference in its entirety. The Company did not register these securities and issued them in reliance on
Section 4(2) of the Securities Act.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         The financial statements required by Item 9.01 will be filed within the time periods set forth therein.

         Exhibit
         Number                     Reference
--------------------------------------------------------------------------------
         10.1 Stock Purchase Agreement, dated June 17, 2005, by and between USN Corporation and Global Sun Enterprises Ltd.
         10.2 Assignment and Purchase Agreement, dated June 17, 2005, by and between USN Corporation and Brian Kelly and Michael Reinstein
         10.3 Asset Purchase Agreement, dated June 17, 2005, by and between USN Corporation and LGS Holdings, Inc.
         10.4 Registration Rights Agreement, dated June 17, 2005, by and between USN Corporation and Global Sun Enterprises Ltd. and LGS Holdings, Inc.
         99.1     Press Release dated June 21, 2005


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 USN CORPORATION


Date:  June 22, 2005
                                          /s/ TERRY WASHBURN
                                          -------------------------------
                                                   (Signature)
                                          Name:  Terry Washburn
                                          Title:  Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
--------------------------------------------------------------------------------
10.1 Stock Purchase Agreement, dated June 17, 2005, by and between USN Corporation and Global Sun Enterprises Ltd.

10.2 Assignment and Purchase Agreement, dated June 17, 2005, by and between USN Corporation and Brian Kelly and Michael Reinstein

10.3 Asset Purchase Agreement, dated June 17, 2005, by and between USN Corporation and LGS Holdings, Inc.

10.4 Registration Rights Agreement, dated June 17, 2005, by and between USN Corporation and Global Sun Enterprises Ltd. and LGS Holdings, Inc.

99.1               Press release dated June 21, 2005.